                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


                Date of Report (Date of Earliest Event Reported)
                                 APRIL 14, 2004


                         GENERAL GROWTH PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                 1-11656                 42-1283895
          --------                 -------                 ----------
      (State or other            (Commission            (I.R.S. Employer
      jurisdiction of            File Number)            Identification
       incorporation)                                        Number)


                  110 N. WACKER DRIVE, CHICAGO, ILLINOIS 60606
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (312) 960-5000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

Institutional Shareholder Services ("ISS") requested that General Growth Properties provide ISS with additional information about tax fees that General Growth Properties reported in its proxy statement for its 2004 Annual Meeting of Shareholders. ISS further requested that General Growth Properties publish this information either in a Form 8-K filing or in a press release. The following is the information we provided to ISS:

                        FEES PAID TO INDEPENDENT AUDITORS

The following table sets forth fees billed by Deloitte & Touche LLP for services rendered for the fiscal year ended December 31, 2003:


Audit Fees                                                                    $894,000
Audit-Related Fees                                                             239,000
Tax Fees-Preparation and Compliance                                            337,000
                                                                               -------
Total Audit, Audit Related
And Tax Preparation and Compliance Fees                                      1,470,000
                                                                             ---------

Other Non-audit Fees:
Tax Fees-Other                                                                 171,000
All Other Fees                                                                 700,000
                                                                           -----------
Total-Other Fees                                                               871,000
Total-Fees                                                                  $2,341,000
                                                                            ----------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENERAL GROWTH PROPERTIES, INC.


                                    By:     /s/  Bernard Freibaum
                                          --------------------------------------
                                          Bernard Freibaum
                                          Executive Vice President and
                                          Chief Financial Officer

Date:  April 14, 2004